EXHIBIT 10.16.4

                                 CONFIRMATION OF
                             PERFORMANCE GUARANTEES

                                November 22, 2005

            Reference is made to (i) the Amended and Restated Servicer Performance Guaranty (the "Servicer Performance Guaranty"), dated as of December 10, 2004, made by American Home Mortgage Holdings, Inc. and American Home Mortgage Investment Corp. (each, a "Performance Guarantor" and together, the "Performance Guarantors") in favor of Calyon New York Branch ("Calyon"), as Administrative Agent for the Lenders pursuant to the Loan Agreement dated as of August 8, 2003 among AHM SPV I, LLC ("SPV"), as the Borrower, American Home Mortgage Corp., as the Servicer, La Fayette Asset Securitization LLC, as the Issuer, and Calyon, as the Administrative Agent and as a Bank (as amended, restated, supplemented or otherwise modified from time to time, the "Original Loan Agreement"), and (ii) the Amended and Restated Originator Performance Guaranty (the "Originator Performance Guaranty" and, together with the Servicer Performance Guaranty, the "Guarantees"), dated as of December 10, 2004 made by the Performance Guarantors in favor of the SPV pursuant to the Addendum (the "Original Addendum") to Master Repurchase Agreement dated as of August 8, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Repurchase Agreement"), among the SPV, as Buyer, and American Home Mortgage Corp. and American Home Mortgage Servicing, Inc., as Sellers, and the related Assignment of the Originator Performance Guaranty in favor of Calyon, as Administrative Agent for the Lenders party to the Loan Agreement.

            Each of the Performance Guarantors hereby acknowledges that the Original Loan Agreement and the Original Addendum are being amended and restated as (a) the Amended and Restated Loan Agreement, dated as of the date hereof, among the SPV, as the Borrower, American Home Mortgage Servicing, Inc., as the Servicer, La Fayette Asset Securitization LLC, as an Issuer, Amsterdam Funding Corporation, as an Issuer, Barton Capital LLC, as an Issuer, Paradigm Funding LLC, as an Issuer, Park Avenue Receivables Company as an Issuer, Calyon New York Branch, as a Bank, a Managing Agent and as the Administrative Agent, and the Managing Agents and Banks parties thereto (the "Restated Loan Agreement"), and
(b) the Amended and Restated Addendum to Master Repurchase Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Restated Addendum"), among the SPV, as Buyer, and American Home Mortgage Corp. and American Home Mortgage Servicing, Inc., as Sellers, respectively. Among the changes implemented by the Restated Loan Agreement is the appointment of American Home Mortgage Servicing, Inc. as the Servicer, whereas previously American Home Mortgage Corp. had acted in such capacity. Each of the Performance Guarantors hereby confirms that, after giving effect to the Restated Loan Agreement and Restated Addendum, and the appointment of American Home Mortgage Servicing, Inc. as Servicer, the Guarantees continue in full force and effect in accordance with their terms, with the understanding that the terms "Loan Agreement" and "Servicer" used in the Servicer Performance Guaranty (including without limitation within the definition of Obligations in the Servicer Performance Guaranty) shall be deemed to be references to the Restated Loan Agreement and to American Home Mortgage Servicing, Inc., as Servicer and the references in the Originator Performance Guaranty to (i) the Repurchase Agreement shall be deemed to be

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references to the Restated Addendum and (ii) Sections 3(b) and 3(c) of the
Repurchase Agreement shall be deemed to be references to such sections as amended and restated in Section 2.02 of the Restated Addendum.

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      IN WITNESS WHEREOF, the undersigned parties has caused this Confirmation of Performance Guarantees to be duly executed by its authorized officer thereunto duly authorized, as of the date first above written.


                   AMERICAN HOME MORTGAGE HOLDINGS, INC.


                   By:   /s/ Alan B. Horn
                      -----------------------------
                   Name:   Alan B. Horn
                   Title:  Executive Vice President, General Counsel & Secretary



                   AMERICAN HOME MORTGAGE INVESTMENT CORP.


                   By:   /s/ Alan B. Horn
                      -----------------------------
                   Name:   Alan B. Horn
                   Title:  Executive Vice President, General Counsel & Secretary